Exhibit 10.1

AMENDMENT NO. 7 TO

THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

THIS AMENDMENT NO. 7 TO THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Agreement”) is dated and is effective as of December 1, 2017, and is entered into by and among UNITED RENTALS (NORTH AMERICA), INC., a Delaware corporation (the “Originator”),  UNITED RENTALS RECEIVABLES LLC II, a Delaware limited liability company (the “Seller”), UNITED RENTALS, INC., a Delaware corporation (the “Collection Agent”), LIBERTY STREET FUNDING LLC, a Delaware limited liability company (“Liberty”), GOTHAM FUNDING CORPORATION, a Delaware corporation (“Gotham”), and FAIRWAY FINANCE COMPANY, LLC, a Delaware limited liability company (“Fairway”, and together with Liberty and Gotham, the “Purchasers”), THE BANK OF NOVA SCOTIA (“Scotia Capital”), as a Bank (as defined in the Purchase Agreement referred to below), as administrative agent (the “Administrative Agent”) for the Investors and the Banks (as such terms are defined in the Purchase Agreement referred to below) and as purchaser agent for Liberty (the “Liberty Purchaser Agent”), PNC BANK, NATIONAL ASSOCIATION (“PNC”), as a Bank and as purchaser agent for itself (the “PNC Purchaser Agent”), THE BANK OF TOKYO-MITSUBISHI UFJ, LTD. (“BTMU”), as a Bank and as purchaser agent for Gotham (the “Gotham Purchaser Agent”), SUNTRUST BANK (“ST”), as a Bank and as purchaser agent for itself (the “ST Purchaser Agent”), BANK OF MONTREAL (“BMO”), as a Bank and as purchaser agent for Fairway (the “Fairway Purchaser Agent”), and THE TORONTO-DOMINION BANK (“TD”), as a Bank and as purchaser agent for itself (the “TD Purchaser Agent”, and together with the Liberty Purchaser Agent, the PNC Purchaser Agent, the Gotham Purchaser Agent, the ST Purchaser Agent and the Fairway Purchaser Agent, the “Purchaser Agents”).  Capitalized terms used and not otherwise defined herein are used as defined in the Purchase Agreement (as defined below).

RECITALS

WHEREAS, the Seller, the Collection Agent, the Purchasers, the Purchaser Agents, the Banks party thereto and the Administrative Agent are parties to that certain Third Amended and Restated Receivables Purchase Agreement dated as of September 24, 2012 (as amended, supplemented or otherwise modified, the “Purchase Agreement”);

WHEREAS, the Originator, the Collection Agent and the Seller are parties to that certain Third Amended and Restated Purchase and Contribution Agreement dated as of September 24, 2012 (as amended, supplemented or otherwise modified, the “Contribution Agreement”);

WHEREAS, the Seller desires to (i) increase the Purchase Limit and (ii) in connection with such increase in the Purchase Limit, cause each of Scotia Capital, ST, BMO and TD to increase its respective Bank Commitment  in an aggregate amount for all such Banks equal to such increase in the Purchase Limit;

WHEREAS, each of the applicable parties wishes to confirm their consent to such increase; and

WHEREAS, pursuant to Section 7.01 of the Purchase Agreement, the parties wish to make certain amendments to the Purchase Agreement as hereinafter set forth.

NOW, THEREFORE, the parties agree as follows:

Section 1.                                           Increase in Purchase Limit and Bank Commitments; Adjustment of Bank Commitments and Percentages.  As of the Effective Date (as defined below):

(a)                                 Pursuant to and in accordance with the Purchase Agreement, the Purchase Limit is hereby increased by $100,000,000 and the definition of “Purchase Limit” contained in Exhibit I to the Purchase Agreement is hereby amended by deleting the dollar figure “$675,000,000” contained therein and replacing it with the dollar figure “$775,000,000”.  In accordance with Section 7.01 of the Purchase Agreement, each of the Seller, the Administrative Agent, the Banks, and the Purchaser Agents consents to such amendment.

(b)                                 Pursuant to and in accordance with Section 1.13(b) of the Purchase Agreement, in connection with the increase in the Purchase Limit, the Seller desires to cause (w) Scotia Capital to increase its Bank Commitment by $45,000,000, (x) ST to increase its Bank Commitment by $15,000,000, (y) BMO to increase its Bank Commitment by $15,000,000 and (z) TD to increase its Bank Commitment by $25,000,000, and each of Scotia Capital, ST, BMO and TD agrees to such increase in its respective Bank Commitment.  Liberty, the Liberty Purchaser Agent, Fairway, the Fairway Purchaser Agent, the ST Purchaser Agent, the TD Purchaser Agent, the other Purchaser Agents and the Administrative Agent hereby consent to such increase in the respective Bank Commitment of each of Scotia Capital, ST, BMO and TD.

(c)                                  Upon the effectiveness of the Bank Commitment increases in Section 1(b), the Bank Commitment and Percentage of each of the Banks shall be as follows:

Bank	Bank Commitment	Percentage
ST	$90,000,000	11.61290323%
BTMU	$100,000,000	12.90322581%
BMO	$90,000,000	11.61290323%
PNC	$100,000,000	12.90322581%
TD	$125,000,000	16.12903226%
Scotia Capital	$270,000,000	34.83870968%
TOTAL	$775,000,000.00

(d)                                 In connection with the foregoing adjustments of the Bank Commitments and the Percentages, the applicable Banks (or related Purchasers) whose Percentage has decreased shall transfer a Receivable Interest or Receivable Interests to each of the applicable Banks (or related Purchasers) whose Percentage has increased, as applicable, in exchange for an aggregate cash payment from each such Person in an amount equal to the aggregate Capital of such Receivable Interests so transferred to such Person, so that after giving effect to such transfers of Receivable Interests and such cash payments, each applicable Investor shall hold aggregate outstanding

Capital equal to such Investor’s ratable share of the aggregate outstanding Capital of all Investors as of such time (based on the applicable Bank’s Percentage, as so adjusted).  The Seller hereby consents to the above transfers of Receivable Interests.  Each of the Seller, the Purchaser Agents and the Administrative Agent hereby acknowledges and agrees that this Agreement constitutes notice to it by the relevant transferors of the transfer of Receivable Interests pursuant to this Section 1(d).

Section 2.                                           Amendments to the Purchase Agreement.  Effective as of the Effective Date, immediately after giving effect to the actions contemplated by Section 1 hereof, the Purchase Agreement is hereby amended to incorporate the changes shown on the marked pages attached hereto as Annex A. Notwithstanding anything to the contrary contained in any Transaction Document, URNA agrees and acknowledges that each of the Collection Accounts is maintained solely by the Seller with Qualified Intermediary and URNA has no interest in any of the Collection Accounts.

Section 3.                                           Effectiveness of this Agreement. This Agreement shall become effective as of the date hereof (the “Effective Date”) at such time as:

(a)                                 executed counterparts of this Agreement have been delivered by each party hereto to the other parties hereto;

(b)                                 the Purchaser Agent for each of Scotia Capital, ST, BMO and TD shall have received an executed fee letter with respect to this Agreement, in form and substance reasonably satisfactory to such Purchaser Agent (each, a “New Fee Agreement”);

(c)                                  the Purchaser Agent for each of Scotia Capital, ST, BMO and TD shall have received payment of the “Upfront Fee” in accordance with the terms of, and as such term is defined in, such Purchaser Agent’s New Fee Agreement;

(d)                                 the Administrative Agent shall have received a confirmation, in form and substance reasonably satisfactory to the Administrative Agent, from Sullivan & Cromwell LLP that this Agreement does not affect its opinions included in its opinion rendered on August 29, 2017 with respect to the renewal of the Purchase Agreement; and

(e)                                  the Administrative Agent and the Purchaser Agents shall have received, in form and substance satisfactory to the Administrative Agent and each Purchaser Agent, a certificate of the Secretary or Assistant Secretary of the Seller certifying copies of the resolutions of the Board of Directors of the Seller approving this Agreement and the transactions contemplated hereby.

Section 4.                                           Representations and Warranties.  The Originator, the Seller and the Collection Agent represent and warrant as follows:

(a)                                 The execution, delivery and performance by the Originator, the Collection Agent and the Seller of this Agreement (i) are within its corporate or limited liability company powers, as applicable, (ii) have been duly authorized by all necessary corporate or limited liability company action, as applicable, and (iii) do not contravene (1) its charter, by-laws or limited liability company agreement, as applicable, (2) any law, rule or regulation applicable to it or (3) any contractual restriction binding on or affecting it or its property, the violation of which could reasonably be expected to have a Material Adverse Effect on the collectibility of any Pool Receivable, on the Originator, on the Seller or on the performance of the Collection Agent under the Contribution Agreement or the Purchase Agreement.  This Agreement has been duly executed and delivered by the Originator, the Seller and the Collection Agent.

(b)                                 No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Originator, the Seller or the Collection Agent of this Agreement or any other document to be delivered by the Originator, the Seller or the Collection Agent hereunder other than those already obtained; provided that the right of any assignee of a Receivable the obligor of which is a Government Obligor to enforce such Receivable directly against such obligor may be restricted by the Federal Assignment of Claims Act or any similar applicable law to the extent the Originator or the Seller shall not have complied with the applicable provisions of any such law in connection with the assignment or subsequent reassignment of any such Receivable.

(c)                                  This Agreement constitutes the legal, valid and binding obligation of the Originator, the Seller and the Collection Agent, enforceable against the Originator, the Seller and the Collection Agent in accordance with its terms subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(d)                                 The representations and warranties contained in (i) Section 4.01 of the Contribution Agreement (with respect to the Originator), (ii) Exhibit III to the Purchase Agreement (with respect to the Seller) and (iii) Section 4.08 of the Purchase Agreement (with respect to the Collection Agent) are correct on and as of the date hereof as though made on and as of the date hereof.

(e)                                  No event has occurred and is continuing, or would result from the transactions contemplated hereby, that constitutes an Event of Termination or an Incipient Event of Termination.

Section 5.                                           Purchase Agreement and Contribution Agreement in Full Force and Effect as Amended.

(a)                                 All of the provisions of the Purchase Agreement, as amended hereby, and the Contribution Agreement, and all of the provisions of all other documentation required to be delivered with respect thereto shall remain in full force and effect and are ratified and confirmed in all respects.  The parties hereto acknowledge and agree that each reference in the Purchase Agreement, the Contribution Agreement or any other Transaction Document to “The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch” shall instead be a reference to “The Bank of Tokyo-Mitsubishi UFJ, Ltd.”

(b)                                 The respective parties hereto agree to be bound by the terms and conditions of the Purchase Agreement, as amended hereby, and the Contribution Agreement, as applicable, as though such terms and conditions were set forth herein.

(c)                                  This Agreement may not be amended or otherwise modified except as provided in the Purchase Agreement.

(d)                                 This Agreement shall constitute a Transaction Document under both the Purchase Agreement and the Contribution Agreement.

Section 6.                                           Reference in Other Documents; Affirmation of Performance Undertaking Agreement.

(a)                                 On and from the date hereof, references to the Purchase Agreement in any agreement or document (including without limitation the Purchase Agreement) shall be deemed to include a reference to the Purchase Agreement, as amended hereby, whether or not reference is made to this Agreement.

(b)                                 United Rentals, Inc. hereby consents to this Agreement and hereby affirms and agrees that the Performance Undertaking Agreement is, and shall continue to be, in full force and effect and is hereby ratified and affirmed in all respects.  Upon and at all times after the effectiveness of this Agreement, each reference in the Performance Undertaking Agreement to the “Receivables Purchase Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Purchase Agreement as amended by this Agreement, and as hereafter amended or restated.

Section 7.                                           Costs and Expenses.

The Seller agrees to pay on demand all reasonable and documented costs and expenses in connection with the preparation, execution and delivery of this Agreement and the other documents and agreements to be delivered hereunder and thereunder, including, without limitation, the reasonable and documented fees and out-of-pocket expenses of one firm of primary counsel for the Administrative Agent and the Purchaser Agents, the Purchasers and the Banks.

Section 8.                                           Counterparts.

This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.   Delivery of an executed counterpart of a signature page to this Agreement by facsimile or by electronic mail in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 9.                                           Headings.

The descriptive headings of the various sections of this Agreement are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

Section 10.                                    Governing Laws.

This Agreement and the rights and obligations of the parties under this Agreement shall be governed by, and construed in accordance with, the laws of the state of New York (without giving effect to the conflict of laws principles thereof, other than Section 5-1401 of the New York General Obligations Law, which shall apply hereto).

The remainder of this page is intentionally left blank.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ORIGINATOR:		UNITED RENTALS (NORTH AMERICA), INC.

		By:	/s/ Joli L. Gross
			Name:	Joli L. Gross
			Title:	Senior Vice President, General Counsel and Secretary

SELLER:		UNITED RENTALS RECEIVABLES LLC II

		By:	/s/ Joli L. Gross
			Name:	Joli L. Gross
			Title:	Senior Vice President, General Counsel and Secretary

COLLECTION AGENT:		UNITED RENTALS, INC.

		By:	/s/ Joli L. Gross
			Name:	Joli L. Gross
			Title:	Senior Vice President, General Counsel and Secretary

SOLELY FOR PURPOSES OF SECTION 6(b):

UNITED RENTALS, INC.

By:	/s/ Joli L. Gross
Name:	Joli L. Gross
Title:	Senior Vice President, General Counsel and Secretary

Signature Page —

AMENDMENT NO. 7 TO RPA

ADMINISTRATIVE AGENT:	THE BANK OF NOVA SCOTIA

	By:	/s/ Diane Emanuel
		Name:	Diane Emanuel
		Title:	Managing Director & Co-Head U.S. Execution

PURCHASER:	LIBERTY STREET FUNDING LLC

	By:	Kevin J. Corrigan
		Name:	Kevin J. Corrigan
		Title:	Vice President

PURCHASER AGENT:	THE BANK OF NOVA SCOTIA

	By:	/s/ Diane Emanuel
		Name:	Diane Emanuel
		Title:	Managing Director & Co-Head U.S. Execution

BANK:	THE BANK OF NOVA SCOTIA

	By:	/s/ Diane Emanuel
		Name:	Diane Emanuel
		Title:	Managing Director & Co-Head U.S. Execution

Signature Page —

AMENDMENT NO. 7 TO RPA

PURCHASER AGENT:	PNC BANK, NATIONAL ASSOCIATION

	By:	/s/ Eric Bruno
Name: Eric Bruno
Title: Senior Vice President

BANK:	PNC BANK, NATIONAL ASSOCIATION

	By:	/s/ Eric Bruno
Name: Eric Bruno
Title: Senior Vice President

Signature Page —

AMENDMENT NO. 7 TO RPA

PURCHASER:	GOTHAM FUNDING CORPORATION

	By:	/s/ David V. DeAngelis
Name: David V. DeAngelis
Title: Vice President

PURCHASER AGENT:	THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

	By:	/s/ Christopher Pohl
Name: Christopher Pohl
Title: Managing Director

BANK:	THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

	By:	/s/ Christopher Pohl
Name: Christopher Pohl
Title: Managing Director

Signature Page —

AMENDMENT NO. 7 TO RPA

PURCHASER AGENT:	SUNTRUST BANK

	By:	/s/ David Hufnagel
Name: David Hufnagel
Title: Vice President

BANK:	SUNTRUST BANK

	By:	/s/ David Hufnagel
Name: David Hufnagel
Title: Vice President

Signature Page —

AMENDMENT NO. 7 TO RPA

PURCHASER:	FAIRWAY FINANCE COMPANY, LLC

	By:	/s/ Albert J. Fioravanti
Name: Albert J. Fioravanti
Title: President

PURCHASER AGENT:	BANK OF MONTREAL

	By:	/s/ Karen Louie
Name: Karen Louie
Title: Director

BANK:	BANK OF MONTREAL

	By:	/s/ Karen Louie
Name: Karen Louie
Title: Director

Signature Page —

AMENDMENT NO. 7 TO RPA

PURCHASER AGENT:	THE TORONTO-DOMINION BANK

	By:	/s/ Bradley Purkis
Name: Bradley Purkis
Title: Managing Director

BANK:	THE TORONTO-DOMINION BANK

	By:	/s/ Bradley Purkis
Name: Bradley Purkis
Title: Managing Director

Signature Page —

AMENDMENT NO. 7 TO RPA

ANNEX A

CHANGED PAGES TO PURCHASE AGREEMENT

CONFORMED COPY INCORPORATING
AMENDMENT NO. 7 EFFECTIVE AS OF                    ~~,~~DECEMBER 1, 2017

THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

Dated as of September 24, 2012

Among

UNITED RENTALS RECEIVABLES LLC II,
as Seller,

UNITED RENTALS, INC.,
as Collection Agent,

LIBERTY STREET FUNDING LLC,
as a Purchaser,

GOTHAM FUNDING CORPORATION,
as a Purchaser,

FAIRWAY FINANCE COMPANY, LLC,
as a Purchaser,

THE BANK OF NOVA SCOTIA,
as Purchaser Agent for Liberty, as Administrative Agent and as a Bank,

PNC BANK, NATIONAL ASSOCIATION,
as Purchaser Agent for itself and as a Bank,

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.~~, NEW YORK BRANCH~~,
as Purchaser Agent for Gotham and as a Bank,

SUNTRUST BANK,
as Purchaser Agent for itself and as a Bank,

BANK OF MONTREAL,
as Purchaser Agent for Fairway and as a Bank,

and

THE TORONTO-DOMINION BANK,
as Purchaser Agent for itself and as a Bank

i

THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

Dated as of September 24, 2012

UNITED RENTALS RECEIVABLES LLC II, a Delaware limited liability company (the “Seller”), UNITED RENTALS, INC., a Delaware corporation (the “Collection  Agent”), LIBERTY STREET FUNDING LLC (“Liberty”), a Delaware limited liability company, GOTHAM FUNDING CORPORATION (“Gotham”), a Delaware corporation, FAIRWAY FINANCE COMPANY, LLC (“Fairway”), a Delaware limited liability company (each of Liberty, Gotham and Fairway, a “Purchaser”, and together the “Purchasers”), THE BANK OF NOVA SCOTIA (“Scotia Capital”), as a Bank, as administrative agent (the “Administrative  Agent”) for the Investors and the Banks (as defined herein) and as purchaser agent for Liberty (the “Liberty Purchaser Agent”), PNC BANK, NATIONAL ASSOCIATION (“PNC”), as a Bank and as purchaser agent for itself (the “PNC Purchaser Agent”), THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.~~, NEW YORK BRANCH~~ (“BTMU”), as a Bank and as purchaser agent for Gotham (the “Gotham Purchaser Agent”), SUNTRUST BANK (“ST”), as a Bank and as purchaser agent for itself (the “ST Purchaser Agent”), BANK OF MONTREAL (“BMO”), as a Bank and as purchaser agent for Fairway (the “Fairway Purchaser Agent”), and THE TORONTO-DOMINION BANK (“TD”), as a Bank and as purchaser agent for itself (the “TD Purchaser Agent”, and together with the Liberty Purchaser Agent, the PNC Purchaser Agent, the Gotham Purchaser Agent, the ST Purchaser Agent and the Fairway Purchaser Agent, the “Purchaser Agents”), agree as follows:

PRELIMINARY STATEMENTS

Certain terms that are capitalized and used throughout this Agreement are defined in Exhibit I to this Agreement. Capitalized terms not defined herein are used as defined in the Purchase Agreement or, if not defined in the Purchase Agreement, the Credit Agreement. References in the Exhibits to the “Agreement” refer to this Agreement, as amended, modified or supplemented from time to time. All interest rate and yield determinations referenced herein shall be expressed as a decimal and rounded, if necessary, to the nearest one hundredth of a percentage point in the manner set forth herein (as applicable).

The Seller has acquired, and may continue to acquire, Receivables and Related Security from the Originator, either by purchase or by contribution to the capital of the Seller, in accordance with the terms of the Purchase Agreement. The Seller is prepared to sell undivided fractional ownership interests (referred to herein as “Receivable Interests”) in the Pool Receivables. The Purchasers may, in their sole discretion, purchase such Receivable Interests in the Pool Receivables, and the Banks are prepared to purchase such Receivable Interests in the Pool Receivables, in each case on the terms set forth herein.

Certain parties hereto previously entered into that certain Second Amended and Restated Receivables Purchase Agreement, dated as of September 28, 2011, as amended by that certain Assignment and Acceptance and Amendment Agreement, dated as of December 23, 2011 and as further amended and supplemented as of February 2, 2012, May 18, 2012 and September 24, 2012 (the “Existing Agreement”).

BMO Capital Markets Corp.

115 S. LaSalle Street, 36th Floor West

Chicago, IL 60603

Attention: Conduit Administration

Email: fundingdesk@bmo.com

Tel. No.:  (312) 461-5353

Facsimile No.: (312) 461-3189

If to the Banks:

THE BANK OF NOVA SCOTIA

250 Vesey Street, 23rd Floor

New York, NY 10281

Attention: Peter Gartland

Tel. No.:  (212) 225-5115

Facsimile No.: (212) 225-5274

PNC BANK, NATIONAL ASSOCIATION

Three PNC Plaza

225 Fifth Avenue

Pittsburgh, Pennsylvania 15222

Attention:  William Falcon and Tony Stahley

Tel. No.:  (412) 762-5442 and (412) 768-2266

Facsimile No.: (412) 762-9184

Emails:  ralph.stahley@pnc.com
pncconduitgroup@pnc.com

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.~~, NEW YORK  BRANCH~~

1221 Avenue of the Americas

New York, NY 10020

Attention: Nicolas Mounier / Christopher Pohl/ Robyn Carmel

Tel. No.: (212) 782-5980/(212) 782-4911 /(212) 782-4132

Facsimile No.: (212) 782-6448

Emails:  securitization_reporting@us.mufg.jp
cpohl@us.mufg.jp

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

SELLER:	UNITED RENTALS RECEIVABLES LLC II

By:
Name: Irene Moshouris
Title: Vice President and Treasurer

COLLECTION AGENT:	UNITED RENTALS, INC.

By:
Name: Irene Moshouris
Title: Senior Vice President and Treasurer

Signature Page - Receivables Purchase Agreement

PURCHASER:	GOTHAM FUNDING CORPORATION

By:
Name:
Title:

PURCHASER AGENT:	THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.~~, NEW YORK BRANCH~~

By:
Name:
Title:

Signature Page - Receivables Purchase Agreement

BANKS:	THE BANK OF NOVA SCOTIA

By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.~~, NEW YORK BRANCH~~

By:
Name:
Title:

Signature Page - Receivables Purchase Agreement

than a Fixed Period that corresponds to the month of February or that begins on a day in the month of February and runs to the numerically corresponding day of the following month),

(c)           other than with respect to a Fixed Period for ST, PNC, BMO or TD (in their respective capacities as a Bank), any Fixed Period as to which the related Purchaser Agent does not receive notice, by no later than 12:00 noon (New York City time) on the third Business Day preceding the first day of such Fixed Period, that the related Receivable Interest will not be funded by issuance of commercial paper, or

(d)           any Fixed Period for a Receivable Interest the Capital of which allocated to the Investors or Banks is less than $500,000,

the “Assignee Rate” for each such Fixed Period shall be an interest rate per annum equal to the Alternate Base Rate in effect on the first day of such Fixed Period; provided further that after the occurrence and during the continuation of an Event of Termination, the “Assignee Rate” for each Fixed Period shall be an interest rate per annum equal to 2% plus the Alternate Base Rate in effect on the first day of such Fixed Period.

“Assignment and Acceptance” means an assignment and acceptance agreement entered into by a Bank and an Eligible Assignee and approved by the related Purchaser Agent(s) for such Bank and for such Eligible Assignee, pursuant to which such Eligible Assignee may become a party to the Agreement as a Bank or a Purchaser.

“Bank Commitment” of any Bank means, (a) with respect to Scotia Capital, $~~225,000,000,~~270,000,000, or such amount as increased or reduced by any Assignment and Acceptance entered into with other Banks; (b) with respect to PNC, $100,000,000, or such amount as increased or reduced by any Assignment and Acceptance entered into with other Banks, (c) with respect to BTMU, $100,000,000, or such amount as increased or reduced by any Assignment and Acceptance entered into with other Banks, (d) with respect to ST, $~~75,000,000,~~90,000,000, or such amount as increased or reduced by any Assignment and Acceptance entered into with other Banks; (e) with respect to BMO, $~~75,000,000,~~90,000,000, or such amount as increased or reduced by any Assignment and Acceptance entered into with other Banks; (f) with respect to TD, $~~100,000,000,~~125,000,000, or such amount as increased or reduced by any Assignment and Acceptance entered into with other Banks; or (g) with respect to a Bank that has entered into an Assignment and Acceptance, the amount set forth therein as such Bank’s Bank Commitment, in each case as such amount may be increased or reduced by an Assignment and Acceptance entered into between such Bank and an Eligible Assignee, and as may be further reduced (or terminated) pursuant to the next sentence. Any reduction (or termination) of the Purchase Limit pursuant to the terms of the Agreement shall reduce ratably (or terminate) each Bank’s Bank Commitment.

“Banks” means each of Scotia Capital, PNC, BTMU, ST, BMO, TD and each respective Eligible Assignee that shall become a party to the Agreement pursuant to Section 7.03.

“BMO” has the meaning as set forth in the preamble to this Agreement and its successors and assigns.

“Notice of Effectiveness” means a notice upon receipt of which the Seller effectively transfers to the Administrative Agent the exclusive control of the Controlled Account.

“Obligor” means a Person obligated to make payments pursuant to a Contract (other than any such Person whose indebtedness constitutes Excluded Receivables); provided  that in the event that any payments in respect of a Contract are made by any other Person, such other Person shall also be deemed to be an Obligor.

“Original Date” has the meaning specified in Section 1.02(e)(i) of the Agreement.

“Originator” means United Rentals (North America), Inc. (f/k/a UR Merger Sub Corporation, as successor in interest to United Rentals (North America), Inc. and United Rentals Northwest, Inc.) and its successors and permitted assigns.

“Other Corporations” means United Rentals, Inc. and all of its Subsidiaries except the Seller.

“Other Costs” has the meaning specified in Section 7.04(c).

“Other Investors” means any Person other than the Seller, the Originator or the Collection Agent.

“Other Sellers” has the meaning specified in Section 7.04(c).

“Outstanding Balance” of any Receivable at any time means the then outstanding principal balance thereof.

“Parent” means United Rentals, Inc. and its successors and permitted assigns.

“Performance Undertaking Agreement” means the Amended and Restated Performance Undertaking Agreement, dated as of the date hereof, made by United Rentals in favor of the Seller, as the same may, from time to time, be amended, restated, modified or supplemented.

“Percentage” of any Bank means, (a) with respect to Scotia Capital, ~~34.8387097~~34.83870968%, (b) with respect to PNC, ~~12.9032258~~12.90322581%, (c) with respect to BTMU, ~~12.9032258~~12.90322581%, (d) with respect to ST, ~~11.6129032~~11.61290323%, (e) with respect to BMO, 11. ~~6129032~~61290323%, (f) with respect to TD, ~~16.1290323~~16.12903226%, and (g) with respect to a Bank that has entered into an Assignment and Acceptance, the amount set forth therein as such Bank’s Percentage, in each case as such amount may be modified by an Assignment and Acceptance entered into between a Bank and an Eligible Assignee.

“Periodic Report” means the Monthly Report, the Weekly Report or the Daily Report.

“Person” means an individual, partnership, corporation (including a business trust), joint stock company, limited liability company, unincorporated association, trust, joint venture or other entity, or a government or any political subdivision or agency thereof.

“PNC” has the meaning as set forth in the preamble to this Agreement and its successors and assigns.

“PNC Fee Agreement” means the separate fee agreement, dated on or about the date hereof, pertaining to fees among the Seller and PNC as PNC Purchaser Agent, as the same may be amended or restated from time to time.

“PNC Purchaser Agent” means PNC and its successors and assigns.

“Pool Balance Dilution Ratio” means the three month rolling average of the percentage equivalent of a fraction, computed as of the last day of each calendar month, obtained by dividing (a) the aggregate Dilutions occurring during such month by (b) the aggregate Outstanding Balance of Pool Receivables as of the last day of such month.

“Pool Receivable” means a Receivable in the Receivables Pool.

“Pooled Commercial Paper” means all short-term Commercial Paper issued by a Purchaser from time to time, subject to any pooling arrangement by such Purchaser, but excluding short-term Commercial Paper issued by such Purchaser both for a tenor and in an amount specifically requested by any Person in connection with any receivables purchase facility effected by such Purchaser.

“Purchase Agreement” means the Third Amended and Restated Purchase and Contribution Agreement, dated as of the date of the Agreement, between the Originator, as seller, United Rentals, as collection agent, and United Rental Receivables LLC II, as buyer, as the same may be amended, modified or restated from time to time.

“Purchase Limit” means $~~675,000,000,~~775,000,000, as such amount may be reduced pursuant to Section 1.01(b). References to the unused portion of the Purchase Limit shall mean, at any time, the Purchase Limit, as then reduced pursuant to Section 1.01(b), minus the then outstanding Capital of Receivable Interests under the Agreement.

“Purchase Request” means a request, substantially in the form of Annex I hereto, delivered by the Seller pursuant to Section 1.02 of the Agreement.

“Purchaser” means (i) Liberty Street Funding LLC and any successor or assign of such Purchaser that is a receivables investment company that in the ordinary course of its business issues commercial paper or other securities to fund its acquisition and maintenance of receivables, (ii) Gotham Funding Corporation and any successor or assign of such Purchaser that is a receivables investment company that in the ordinary course of its business issues commercial paper or other securities to fund its acquisition and maintenance of receivables, (iii) Fairway Finance Company, LLC and any successor or assign of such Purchaser that is a receivables investment company that in the ordinary course of its business issues commercial paper or other securities to fund its acquisition and maintenance of receivables, and (iv) any other Person that

EXHIBIT VI
COLLECTION AGENT DEFAULTS

Each of the following, unless waived in writing by the Required Purchaser Agents (other than as set forth in paragraph (e) which cannot be waived), shall be a “Collection Agent  Default”:

(a)        The Collection Agent (if United Rentals or any of its Affiliates is the Collection Agent) (i) shall fail to perform or observe in any material respect any term, covenant or agreement under the Agreement (other than as referred to in clause (ii) of this paragraph (a)) and such failure shall remain unremedied for two (2) Business Days or (ii) shall fail to make when due any payment or deposit to be made by it under the Transaction Documents and such failure to transfer or pay shall remain unremedied for two (2) Business Days; or

(b)        The Collection Agent shall fail to transfer to the Administrative Agent when requested any rights, pursuant to the Agreement, which it then has as Collection Agent and any such failure to transfer or pay shall remain unremedied for two (2) Business Days; or

(c)        Any representation or warranty made or deemed made by the Collection Agent (or any of its officers) pursuant to the Agreement or any other Transaction Document or any information or report delivered by the Collection Agent pursuant to the Agreement or any other Transaction Document shall prove to have been incorrect or untrue in any material respect when made or deemed made or delivered, and such incorrectness or untruth is incapable of remedy or, if capable of remedy, is not corrected or cured within fifteen (15) days of the earlier of the Collection Agent becoming aware of such incorrectness or untruth or written notice thereof being given to the Collection Agent by the Administrative Agent or any Purchaser Agent; or

(d)        The Collection Agent shall fail to pay any principal of or premium or interest on any of its Debt that is outstanding in a principal amount of at least $25,000,000 in the aggregate when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased, or an offer to repay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof; or

(e)        The Collection Agent shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors or file a notice of intention to make a proposal to some or all of its creditors; or any proceeding shall be instituted by or against the Collection Agent seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver,

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